UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2026

Everus Construction Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42276	99-1952207
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

1730 Burnt Boat Drive
Bismarck, North Dakota 58503
(Address of principal executive offices)
(Zip Code)
(701) 221-6400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ECG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This amendment No. 1 to the Current Report on Form 8-K ("Amendment No. 1") amends the Current Report on Form 8-K filed by Everus Construction Group, Inc. (the "Company") with the Securities and Exchange Commission ("SEC") on January 21, 2026 (the "January 21, 2026 Form 8-K"), in connection with changes in the Company's certifying accountant. The Company is filing this Amendment No. 1 to provide the specific date of dismissal of Deloitte & Touche LLP ("Deloitte") as the Company's independent registered public accounting firm and to update the disclosures required by Item 304(a) of Regulation S-K. Except as disclosed herein, there were no other changes to the January 21, 2026 Form 8-K.
Item 4.01. Changes in Registrant's Certifying Accountant.
Dismissal of Independent Registered Public Accounting Firm
On January 14, 2026, upon the completion of a comprehensive selection process, the Audit Committee of the Board of Directors ("the Audit Committee") of the Company approved the dismissal of Deloitte as the Company's independent registered public accounting firm, effective as of immediately following Deloitte's completion of its audit of the Company's consolidated financial statements as of and for the fiscal year ended December 31, 2025, and the effectiveness of internal control over financial reporting as of December 31, 2025, and the issuance of Deloitte's reports thereon. Deloitte was dismissed on February 25, 2026, upon completion of its audit services.
The audit reports of Deloitte on the consolidated financial statements of the Company as of and for each of the fiscal years ended December 31, 2025 and 2024, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
In connection with the audits of the Company’s consolidated financial statements for each of the fiscal years ended December 31, 2025 and 2024, and the subsequent interim period through February 25, 2026, there were no: (1) 'disagreements' (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to Deloitte's satisfaction would have caused Deloitte to make reference to the subject matter of the disagreement in connection with Deloitte's opinion to the subject matter of the disagreement; or (2) 'reportable events' (as defined in Item 304(a)(1)(v) of Regulation S-K).
The Company provided Deloitte with a copy of the foregoing disclosures and requested that Deloitte furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of such letter from Deloitte is attached as Exhibit 16.1 and is incorporated herein by reference.
Engagement of New Independent Registered Public Accounting Firm
On January 14, 2026, the Audit Committee appointed KPMG LLP (“KPMG”) as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026, effective beginning with the review of the Company's condensed consolidated financial statements for the quarter ending March 31, 2026.
During the Company's fiscal years ended December 31, 2025 and 2024, and the subsequent interim period through February 25, 2026, neither the Company nor anyone acting on its behalf consulted KPMG with respect to either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report was provided to the Company or oral advice was provided that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a 'disagreement' (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a 'reportable event' (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are being furnished as part of this report.

Exhibit Number	Description
16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated March 18, 2026.
104	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERUS CONSTRUCTION GROUP, INC.

Date: March 18, 2026	By:	/s/ Maximillian J Marcy
		Name:	Maximillian J Marcy
		Title:	Vice President, Chief Financial Officer and Treasurer
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